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                                                                     EXHIBIT 2.4

                AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER


         This Amendment No. 3 (the "AMENDMENT") made as of this 14th day of November, 1997, is by and among Kitty Hawk, Inc., a Delaware corporation ("KITTY HAWK"), Kitty Hawk - AIA, Inc., a Michigan corporation ("KITTY HAWK - AIA"), Kitty Hawk - AIT, Inc., a Michigan corporation ("KITTY HAWK - AIT"), Kitty Hawk - FOL, Inc., a Michigan corporation ("KITTY HAWK - FOL"), Kitty Hawk
- KFS, Inc., a Michigan corporation ("KITTY HAWK - KFS"), Kitty Hawk - OK, Inc., a Michigan corporation ("KITTY HAWK - OK"), M. Tom Christopher ("CHRISTOPHER"), American International Airways, Inc., a Michigan corporation ("AIA"), American International Travel, Inc., a Michigan corporation ("AIT"), Flight One Logistics, Inc., a Michigan corporation ("FOL"), Kalitta Flying Service, Inc., a Michigan corporation ("KFS"), O.K. Turbines, Inc., a Michigan corporation ("OK"), and Conrad Kalitta ("KALITTA") and amends the Agreement and Plan of Merger, dated September 22, 1997 among the parties hereto (the "AGREEMENT"), as amended by Amendment No. 1 to Agreement and Plan of Merger dated October 23, 1997 among the parties hereto and by Amendment No. 2 to Agreement and Plan of Merger dated October 29, 1997 among the parties hereto.

         WHEREAS, the parties desire to amend certain terms of the Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1. Section 6.1.11 of the Agreement shall be amended by deleting the entire section and replacing it with the following:

                  6.1.11 Financing. Kitty Hawk shall have received (a) net proceeds of at least $37,000,000 from the sale of Kitty Hawk Common Stock and
(b) net proceeds from the sale of Kitty Hawk senior notes in a principal amount greater than or equal to $328,000,000.

         2. Section 6.2.14 of the Agreement shall be amended by deleting the entire section and replacing it with the following:

                  6.2.14 Financing. Kitty Hawk shall have received (a) net proceeds of at least $37,000,000 from the sale of Kitty Hawk Common Stock and
(b) net proceeds from the sale of Kitty Hawk senior notes in a principal amount greater than or equal to $328,000,000.

         3. The second sentence of Section 5.5.4(b) of the Agreement shall be amended by deleting the entire sentence and replacing it with the following:

Until the first anniversary of the Effective Time, Kitty Hawk hereby agrees to vote and to cause each of its Affiliates to vote (or act by written consent), all shares of common stock of AIA and any other AIA voting securities Beneficially Owned by Kitty Hawk and its Affiliates for Kalitta as President of AIA and against any removal of Kalitta as President of AIA except for cause (as defined in the Articles of Incorporation of AIA) and to refrain from changing any provisions of the Articles of Incorporation or Bylaws of AIA described in this Section 5.5.4.

         4. Except as amended, all other terms and provisions in the Agreement shall remain unchanged.

         5. This Amendment may be signed in multiple counterparts, all of which together shall be deemed to constitute one amendment to the Agreement.


                                   * * * * *
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the date first written hereinabove.

                                       KITTY HAWK, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       KITTY HAWK - AIA, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       KITTY HAWK - AIT, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       KITTY HAWK - FOL, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       KITTY HAWK - KFS, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------





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                                       KITTY HAWK - OK, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------



                                       ---------------------------------------
                                       M. Tom Christopher


                                       AMERICAN INTERNATIONAL AIRWAYS, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       AMERICAN INTERNATIONAL TRAVEL, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       FLIGHT ONE LOGISTICS, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       KALITTA FLYING SERVICES, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------





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                                       O.K. TURBINES, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------




                                       ---------------------------------------
                                       Conrad Kalitta





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